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                                                                   EXHIBIT 10(a)

                     AMENDMENTS TO J.C. PENNEY COMPANY, INC.
                        MIRROR SAVINGS PLAN I, II and III


1. Article One of Plans I, II and III is amended effective January 1, 2002 to delete the section number in front of each definition and to restate the definition of Mirror Investment Funds, and for Plans I
                                    -----------------------
          and II to add the definition Eckerd Savings Plan and to restate the
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          definitions Employer and Separation from Service to read as follows:
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          Eckerd Savings Plan: The Eckerd Corporation 401(k) Savings Plan, as
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          amended from time to time.

          Employer: The Company and any subsidiary company or affiliate of the
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          Company that is a Participating Employer as defined in Article I of the Savings Plan or Article I of the Eckerd Savings Plan.

          Mirror Investment Funds: Phantom funds established as book reserve
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          entries in the books and records of the Company to which a
          Participant's deferral amounts under the Plan are credited based on the investment elections of the Participant. The investment returns of such funds shall be assumed to match the returns of the same investment funds available to participants under the Savings Plan.

          Separation from Service: The termination of employment of an Eligible
          -----------------------
          Associate or a Participant because of retirement, resignation, discharge, disability or death. An Eligible Associate or Participant who transfers from one Employer to another Employer without a break in employment shall not be deemed to have a Separation from Service.

2. Article One of Plans I and II is amended effective January 1, 1999 to add the definition Plan Year to read as follows:
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          Plan Year: Each calendar year beginning with the 1999 calendar year.
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3.        Section 3.03 of Plans I and II is amended effective January 1, 2002 to add the words "or the Eckerd Savings Plan" after the words "Savings Plan" in paragraphs one and two.

4. Sections 3.04 and 3.05 of Plans I and II are amended effective January 1, 2002 except that item (a) under Section 3.05-A is effective January 1, 1999, and a new Section 3.06 is added effective January 1, 2002 to read as follows:

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     3.04 Mirror Company Matching Contribution
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          A. Savings Plan Participants

          The Mirror Company Matching Contribution for an Active Participant is an amount determined by subtracting (b) from (a) below where:

          (a) is the lesser of (c) or (d) below multiplied by the Company matching contribution rate as determined under the Savings Plan for such year;

          (b) Is the amount of the matching contribution for a full year actually allocated to the Active Participant's account under the Savings Plan for such year;

          (c) Is 6% multiplied by the Active Participant's Compensation for such year determined without regard to the limitations (i) on annual additions under Section 415(c)(l) of the Code, and (ii) on annual compensation under Section 401 (a)(17) of the Code; and

          (d) Is the amount of the Active Participant's deposits under the Savings Plan for the Plan Year plus the amounts deferred by the Active Participant pursuant to Article Two for such year.

          B.   Eckerd Savings Plan Participants

          The Mirror Company Matching Contribution for an Active Participant is an amount determined by subtracting (b) from (a) below where:

          (a) Is $1.50 for each $1.00 of the Active Participant's deposits under the Eckerd Savings Plan and amounts deferred pursuant to Article Two for such year to the extent the total of such deposits and deferrals do not exceed 2% of his Compensation for such year, and $1.00 for each $1.00 of his deposits under the Eckerd Savings Plan and amounts deferred pursuant to Article Two for such year to the extent the total of such deposits and deferrals exceed 2% but do not exceed 3% of his Compensation for such year; and

          (b) Is the amount of the matching contribution actually allocated to the Active Participant's account under Section 3.03(b) of the Eckerd Savings Plan for such year.

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               Compensation for such year shall be determined without regard to the limitations (i) on annual additions under Section 415(c)(l) of the Code, and (ii) on annual compensation under Section 401(a)(17) of the Code.

          3.05 Partial Year Mirror Company Matching Contribution
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               A.  Savings Plan Participants

               The Partial-Year Mirror Company Matching Contribution is an amount determined by subtracting (b) from (a) below where:

               (a) Is the lessor of 50% of (c) below or 50% of (d) below;

               (b) Is the amount of the matching contribution for a partial year actually allocated to the Active Participant's account under the Savings Plan for such year;

               (c) Is 6% multiplied by the Active Participant's Compensatlon (as determined below) for such year determined without regard to the limitations on (i) annual additions under Section 415(c)(l) of the Code, and (ii) annual compensation under
                   Section 401 (a)( 17) of the Code; and

               (d) Is the amount of the Active Participant's deposits under the
                   Savings Plan for the Plan year plus the amounts deferred by the Active Participant pursuant to Article Two for such year.

               Compensation for the purpose of (c) above shall mean the Active Participant's actual Compensation (other than eligible cash incentive payments) received during the Plan Year plus 1/12 of such eligible cash incentive payments received during the Plan Year multiplied by the number of months (including partial months) during which the Active Participant was in the active employ of his Employer.

               B.  Eckerd Savings Plan Participants

               The Partial-Year Mirror Company Matching Contribution is the amount determined under Section 3.04-B except that Compensation shall mean the Active Participant's actual Compensation (other than eligible cash incentive payments) received during the Plan Year plus l/12 of such eligible cash incentive payments received during the Plan Year multiplied by the number of months (including partial months) during which the Active Participant was in the active employ of his Employer.

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     3.06 Transferred Participants
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          In the event an Active Participant transfers employment from one
     Employer to another Employer during the Plan Year without a break in service and is a participant in both the Savings Plan and the Eckerd Savings Plan during such Plan Year, he shall be entitled to a Mirror Company Matching Contribution determined under Sections 3.05-A and 3.05-B except that for the purposes of Section 3.05-A, the matching contribution rate as determined under the Savings Plan for such year shall be applied and the 50% matching rate shall not be applied.

5. Section 5.02 of Plans I and II is amended effective January 1, 2002 to read as follows:

     5.02 Company Accounts
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          A.   Savings Plan Participants

          This Section 5.02-A applies to Mirror Company Matching Contributions described in Section 3.04-A, and Partial-Year Mirror Company Matching Contributions described in Section 3.05-A. A Participant shall be vested in the value of his Company Accounts within his Mirror Investment Funds in the same vesting percentage attributable to the value of his Company accounts under the Savings Plan based on his full years of service (as defined in the Savings Plan) in accordance with the following table:

               Full years of service           Vested Percentage
               ---------------------           -----------------

                    Less than 1                       0%
                    1                                20%
                    2                                40%
                    3                                60%
                    4                                80%
                    5 or more                       100%

          B.   Eckerd Savings Plan Participants

          This Section 5.02-B applies to Mirror Company Matching Contributions described in Section 3.04-B, and Partial-Year Mirror Company Matching Contributions described in Section 3.05-B. A Participant shall be 100% vested in the value of his Company Accounts within his Mirror Investment Funds at all times.

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6.   Section 7.01 of Plans I, II and III is amended effective January 1, 1999 for Plans I and II and effective August 1, 1999 for Plan III to add the word "annual" after the word "equal" in sentence one.

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